                                                               February 2, 2000



Dear Shareholder:

  The Zweig Fund's total return on net asset value was 12.9% for the year ended December 31, 1999, including $1.19 in reinvested distributions. During the same period, the Standard & Poor's 500 Index gained 21.0% with dividends reinvested.

  In the fourth quarter of 1999, the net asset value of the Fund, including a $0.29 distribution, increased 9.1%. During the same period, the S&P 500 Index rose 14.9% including dividends. Investors should note that past performance is not indicative of future results.

  Keeping our portfolio consistent with our risk-averse style, the Fund's average equity exposure for 1999 was approximately 68%.

  Given the fact that we have a value bias and were only two-thirds invested on average last year, I am not really unhappy about our 12.9% return relating to the Net Asset Value. Many value managers with previous great records had negative returns last year.

  I have never seen a market go off on two different tracks as it did last year. We saw several technology stocks go positively bonkers, while 61% of the NYSE stocks, more than 50% of the S&P 500, and 50% of the OTC were down.

  These results can be attributed largely to the so-called new economy. With the technological advances--particularly in the Internet and everything sur-rounding it like cable, wireless, telecommunications, and media--certain com-panies have benefited greatly. The problem is that many of these companies have no earnings and probably will have none in the near future. Others such as America Online have earnings, but their multiples are extremely high. This makes them tough to buy if you use any valuation yardstick.

  Nevertheless, we do own AOL, Microsoft, Dell, Cisco, and others in this field and have benefited by their performance. We stepped up to the plate on these issues--and that took a lot of doing for value managers such as our-selves. I thought it was important that we do so, and we may even increase our percentage in this direction.

  At the same time, we have to be conservative. While I do recognize changes in the economy--it truly is different this time--I cannot ignore history which shows that in the long run you can achieve superior returns with less risk by buying stocks at more reasonable prices.

  For the thirteen full years of operations ended December 31, 1999, The Zweig Fund showed a total return on net asset value of 380.9% (12.8% on a compounded annual basis), including reinvested distributions. Our average equity exposure for the thirteen years was 60%.

  If a shareholder had invested $10,000 (1,000 shares) in the Fund's Initial Public Offering in October, 1986, these holdings, including reinvested distributions, would have appreciated to $37,080 (3,685 shares) as of December 31, 1999.


                             DISTRIBUTION DECLARED

  On January 3, 2000, the Fund declared a distribution of $0.30 payable on January 10, 2000 to shareholders of record on December 31, 1999. Including the fourth-quarter payout, our total distribution to shareholders for tax purposes in 1999 was $1.20. This brings our total payout since the Fund's inception to $14.96.

  Of the $1.20 taxable in 1999, $0.197 is ordinary income and $1.003 is long-term capital gains.


                                MARKET OUTLOOK

  As I indicated earlier, the stock markets are now tracking two different economies--the new Internet-driven high technology model and the old one that still accounts for most economic activity. They sometimes seem to be going in two different directions. This disparity can continue for some time, but ultimately the Internet will encompass the way virtually every company does business.

  The switch to the Internet economy will bring many dislocations. Middlemen and wholesalers will see their whole industries threatened because it will be a lot easier to match up producers and buyers. This will allow for more competition and eventually bring prices down. Some companies will benefit tremendously, and others will be put out of business.

  It will be a wrenching change, resembling what happened a hundred years ago when the wagon and buggy companies became obsolete with the advent of the automobile. Companies have to adapt and that is what is going on right now.

  Another major change transforming the nation's corporate landscape is the great merger superwave that shows no sign of cresting. Generally speaking, I think this phenomenon is having a favorable impact. A lot depends on the na-ture of the deal. If a big cash premium is paid by the acquiring company, the acquired company's stock normally would go up. However, as with the America Online merger with Time Warner, more deals are being done with stock trans-fers. In these cases, it is not clear whether stock prices will rise or fall.

  One common goal that seems to be driving mergers is greater efficiencies in business. If the combining corporate cultures can work together cohesively, a lot of deadwood can be cleaned out. Profits tend to go up with the cost savings. With the economy so strong, the people laid off generally land on their feet and some even get better jobs elsewhere. I believe the merger trend is accelerating and will also continue in a big way in Europe.

  The changing economy is a big factor in current market volatility which, in-cidentally, is not as great as it has been at certain times in the past. Vola-tility in the early days of the twentieth century and in the late '20s and early '30s was much greater than it is today. Part of the reason for the re-cent increased turnover is lower commission costs. When commissions were fixed it was prohibitive to do heavy trading. Now transaction costs are much lower and one can trade directly.

  Individuals, who now have more sources of information, can just get on a computer to buy and sell stocks. With trading easier, faster, and more effi-cient, there naturally is greater turnover. Although some analysts equate the current volatility primarily to speculation that often occurs at market tops, I think it largely reflects the changed economy and is neither bullish nor bearish.

  Day traders are having a significant impact on market volatility and day-to-day price movements, but all this will pass some day. When the markets go bad, it will exacerbate the decline. There have been momentum followers for eons. Buying strength and selling weakness is not all that new. Most of the margin traders historically have traded on momentum. Computerized day trading does make the market more volatile but doesn't change the fundamentals.

  Citing the day trading and the volatility, some analysts claim that this is the most speculative market since 1929. These same analysts have been saying that for the last three or four years. To my way of thinking, the market is speculative in some ways and not in others. It certainly doesn't look too speculative for the previously mentioned 61% of the NYSE stocks that went south last year. I believe the quality of the companies that have highlighted this boom is far better than some of the junk we saw in 1961, 1968, or even 1929. The quality and growth of earnings is also far superior to that of 1972--the days of the so-called nifty-fifty growth stocks. Is this the most speculative market? Probably not. Is there a certain level of speculation? Absolutely.

  One trend that cannot go on forever is the widening disparity between some stock prices and company earnings. From 1990 to the present the S&P 500 showed a compound annual growth of about 15% while net operating earnings had a com-pound annual growth of about 6.7%. Obviously there has to be a more positive relationship between the changes in stock prices and company earnings. Mean-while, earnings right now are projected to be very strong for 2000. I have heard estimates from the low range of 8% to 10% to as high as 20%.

  A lot of the expansion in price/earnings differentials is a result of the new economy. If you look at the composition of the S&P 500, the big weightings go to companies like Microsoft, AOL, Yahoo, and Dell that weren't even in the S&P a while back. Of course, their P/E's are very high but so are their growth rates.

  Based on their weightings, technology stocks make up roughly 30% of the S&P 500 from perhaps 10% several years ago. If you strip out these companies, the P/E ratios in the S&P are pretty normal. Also, the performance of the non-technology stocks should be far more in line than what we see on the surface. That's because we have this extraordinary growth in our economy. All in all, P/E ratios are probably more rational than what the pessimists are thinking.

  Even though we are enjoying the longest economic expansion in our country's history, it doesn't mean that the business cycle has been permanently tamed. There will always be ups and downs, but business cycles in the future will not resemble those of the past. We were an agricultural economy 200 years ago. Then we were agriculture plus heavy industry like railroads, steel mills, and chemicals. Those industries were extremely volatile, with agriculture depend-ing on the weather while capital intensive industries had big fixed costs and inventories subject to market influences. Now the U.S. economy is much more service-oriented, which means little or no inventories, less investment and fixed capital and probably fewer cycles.

  Our new economy is far more diversified than it has ever been, and the volatility of the gross national product should continue to stay low. From time to time there will be recessions, but they will not necessarily occur as frequently or as regularly as in the past. It is possible that we can maintain prosperity for a much longer period. It is also possible that we could screw it up and do something like raise taxes or interest rates too high and kill off the boom.

  Speaking of interest rates, the bond market has clearly been negatively influenced by the very strong economy. In the postwar period, we became used to seeing high economic activity generate inflation. This resulted in rising interest rates and tightening by the Federal Reserve. That is not necessarily the natural order of things. It is possible to have a rapidly growing economy and greater productivity without much inflation. This has actually been the case for the last couple of years. But the bond market is focused on the old world economy. Yields have climbed because of a booming economy. Yet we are sitting here with about 2.6% inflation in the Consumer Price Index on a year-to-year basis. This isn't at all bad.

  Summing up, the fact that interest rates are up about 200 basis points on long bonds is a major negative for the stock market. Other negatives include the speculative elements, the valuations that on the surface seem high, and our below normal sentiment indicators.

  The positives include the really strong earnings that are expected to continue and the technology-based new economy that is increasing productivity, cutting costs, and keeping inflation under control.

  I see the negatives and positives as sort of a trade-off. The true picture probably lies somewhere in the middle. Consequently, at this writing I'm on the fence and my market stance is neutral.


                             PORTFOLIO COMPOSITION

  Our leading industry sectors at year-end included technology, telecommunications, financial services, printing and publishing, and retail trade and services.

  In the above listing, technology and telecom- munications gained as a result of appreciation. We added to our holdings in printing and publishing, which also appreciated in value, and trimmed our position in manufacturing, which had appeared among our top groups on September 30.

  As far as individual holdings, our leading positions at year-end included EMC, Nokia, Morgan Stanley Dean Witter, Wal-Mart, Amgen, Grupo Televisa, Cisco, Tribune Co., General Electric, and Knight-Ridder.

  All of the above were previously in our portfolio which saw significant ap-preciation in Nokia, Morgan Stanley Dean Witter, Wal-Mart, Amgen, Grupo Televisa, Cisco, and General Electric.

  During the fourth quarter we sold out our holdings in Tyco, UniCom, and CNF Transportation and trimmed our positions in Telephone & Data Systems, General Motors, and Dell.

                Sincerely,
                           /s/ Martin E. Zweig, Ph.D.
                Martin E. Zweig, Ph.D.
                Chairman

                              THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                        Number of      Value
                                                         Shares      (Note 3)
                                                        ---------   -----------
Common Stocks                                    58.25%
Automotive                                        2.60%
  Borg-Warner Automotive, Inc. ........................   84,400    $ 3,418,200
  Delphi Automotive Systems Corp. .....................  280,000      4,410,000
  Ford Motor Co. ......................................   68,600      3,665,812
  General Motors Corp. ................................  104,400      7,588,575
                                                                    -----------
                                                                     19,082,587
                                                                    -----------
Biotechnology                                     1.31%
  Amgen, Inc. .........................................  159,800(a)   9,597,987
                                                                    -----------
Building & Forest Products                        3.36%
  Cemex S.A. de CV, ADR................................  140,000(a)   3,902,500
  D.R. Horton, Inc. ...................................  210,100      2,902,006
  Georgia-Pacific Group................................  175,000      8,881,250
  Kaufman & Broad Home Corp. ..........................  174,100      4,211,044
  Sherwin-Williams Co. ................................  227,400      4,775,400
                                                                    -----------
                                                                     24,672,200
                                                                    -----------
Commercial Services                               0.99%
  Manpower, Inc. ......................................  192,500      7,242,812
                                                                    -----------
Consumer Products                                 2.75%
  Adolph Coors Co., Class B............................   68,600      3,601,500
  Dial Corp. ..........................................  112,000      2,723,000
  PepsiCo, Inc. .......................................  175,000      6,168,750
  Procter & Gamble Co. ................................   70,000      7,669,375
                                                                    -----------
                                                                     20,162,625
                                                                    -----------
Electronics -- Electrical                         1.26%
  General Electric Co. ................................   59,500      9,207,625
                                                                    -----------
Engineering & Machinery                           0.78%
  Ingersoll-Rand Co. ..................................   70,000      3,854,375
  McDermott International, Inc. .......................  210,000      1,903,125
                                                                    -----------
                                                                      5,757,500
                                                                    -----------

                       See notes to financial statements

                                                        Number of      Value
                                                         Shares      (Note 3)
                                                        ---------   -----------
Financial Services                                5.88%
  Allstate Corp. ......................................  177,300    $ 4,255,200
  Bear Stearns & Co., Inc. ............................  185,098      7,912,940
  Countrywide Credit Industries, Inc. .................  210,000      5,302,500
  H & R Block, Inc. ...................................  157,400      6,886,250
  Lehman Brothers Holdings, Inc. ......................   70,000      5,928,125
  Morgan Stanley Dean Witter & Co. ....................   71,500     10,206,625
  Sovereign Bancorp, Inc. .............................  350,000      2,608,594
                                                                    -----------
                                                                     43,100,234
                                                                    -----------
Health Care                                       1.21%
  Elan Corp. Plc, ADR..................................  175,000(a)   5,162,500
  United HealthCare Corp. .............................   70,000      3,718,750
                                                                    -----------
                                                                      8,881,250
                                                                    -----------
Investment Companies                              2.29%
  Asia Tigers Fund, Inc. ..............................   70,000        713,125
  Central European Equity Fund, Inc. ..................   70,900      1,023,619
  Emerging Markets Infrastructure Fund, Inc. ..........  142,716      1,605,555
  Emerging Markets Telecommunications Fund, Inc. ......   71,400      1,151,325
  France Growth Fund, Inc. ............................   60,800        931,000
  Gabelli Global Multimedia Trust, Inc. ...............  104,300      1,955,625
  INVESCO Global Health Sciences Fund, Inc. ...........  139,900      2,063,525
  Mexico Fund, Inc. ...................................  161,100      2,799,112
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ..   70,000        826,875
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. ...............................................  119,600      1,950,975
  Royce Value Trust, Inc. .............................  135,840      1,774,410
                                                                    -----------
                                                                     16,795,146
                                                                    -----------
Leisure Time                                      1.64%
  Brunswick Corp. .....................................  161,300      3,588,925
  Hasbro, Inc. ........................................  210,000      4,003,125
  Marriot International, Inc., Class A.................  140,000      4,418,750
                                                                    -----------
                                                                     12,010,800
                                                                    -----------
Manufacturing                                     1.99%
  Crown Cork & Seal Co., Inc. .........................  175,000      3,915,625
  Johnson Controls, Inc. ..............................   86,200      4,902,625
  Whirlpool Corp. .....................................   89,300      5,810,081
                                                                    -----------
                                                                     14,628,331
                                                                    -----------

                       See notes to financial statements

                                                        Number of      Value
                                                         Shares      (Note 3)
                                                        ---------   -----------
Media                                             5.73%
  Comcast Corp., Class A...............................  143,000    $ 7,230,437
  Grupo Televisa S.A., GDR.............................  140,000      9,555,000
  Knight-Ridder, Inc. .................................  150,300      8,942,850
  The New York Times Co., Class A......................  139,900      6,872,588
  Tribune Co. .........................................  171,500      9,443,219
                                                                    -----------
                                                                     42,044,094
                                                                    -----------
Oil & Oil Services                                2.23%
  Amerada Hess Corp. ..................................  105,000      5,958,750
  Apache Corp. ........................................  105,000      3,878,437
  Kerr-McGee Corp. ....................................  104,800      6,497,600
                                                                    -----------
                                                                     16,334,787
                                                                    -----------
Railroads                                         0.93%
  USFreightways Corp. .................................  143,100      6,850,913
                                                                    -----------
Retailing                                         3.76%
  Best Buy, Inc. ......................................   78,700(a)   3,949,756
  Home Depot, Inc. ....................................  105,300      7,219,631
  Ross Stores, Inc. ...................................  175,000      3,139,063
  TJX Cos., Inc. ......................................  175,000      3,576,563
  Wal-Mart Stores, Inc. ...............................  140,500      9,712,062
                                                                    -----------
                                                                     27,597,075
                                                                    -----------
Steel & Heavy Machinery                           0.32%
  Worthington Industries, Inc. ........................  140,000      2,318,750
                                                                    -----------
Technology                                        8.09%
  America Online, Inc. ................................  105,000(a)   7,920,937
  Applied Materials, Inc. .............................   68,100(a)   8,627,419
  Cisco Systems, Inc. .................................   88,700(a)   9,501,988
  Dell Computer Corp. .................................  139,600(a)   7,119,600
  EMC Corp. ...........................................   99,500(a)  10,870,375
  Intel Corp. .........................................   86,900      7,152,956
  Microsoft Corp. .....................................   69,500(a)   8,114,125
                                                                    -----------
                                                                     59,307,400
                                                                    -----------
Telecommunications                                7.95%
  AT&T Corp. ..........................................  140,000      7,105,000
  CenturyTel, Inc. ....................................  104,900      4,969,638
  Lucent Technologies, Inc. ...........................   98,500      7,369,031
  MCI WorldCom, Inc. ..................................  103,950(a)   5,515,847
  Nokia Corp., ADR.....................................   56,900     10,811,000
  Tele Norte Leste Participacoes S.A., ADR.............  249,000      6,349,500
  Telefonos de Mexico S.A., Class L, ADR...............   73,700      8,291,250
  Telephone & Data Systems, Inc. ......................   63,000      7,938,000
                                                                    -----------
                                                                     58,349,266
                                                                    -----------

                       See notes to financial statements

                                                       Number of     Value
                                                        Shares      (Note 3)
                                                      ----------- ------------
Textiles & Apparel Manufacturer                 1.39%
  Liz Claiborne, Inc. ...............................     142,000 $  5,342,750
  Shaw Industries, Inc. .............................     315,000    4,862,813
                                                                  ------------
                                                                    10,205,563
                                                                  ------------
Utilities -- Electric                           1.79%
  Energy East Corp. .................................     262,400    5,461,200
  GPU, Inc. .........................................     122,500    3,667,344
  Reliant Energy, Inc. ..............................     175,000    4,003,125
                                                                  ------------
                                                                    13,131,669
                                                                  ------------
    Total Common Stock (Cost $330,624,422).......................  427,278,614
                                                                  ------------
                                                       Principal
                                                        Amount
                                                      -----------
Short-Term Investments                         41.66%
  Alcoa Corp., 5.25%, 1/07/00........................ $10,000,000    9,991,250
  American Home Products Corp., 5.25%, 1/21/00.......  25,000,000   24,927,083
  AT&T Co., 6.01%, 1/10/00...........................  25,000,000   24,962,438
  Coca-Cola Enterprises, Inc., 6.10%, 1/11/00........  10,000,000    9,983,056
  Ford Motor Credit Co., 6.28%, 1/07/00..............  25,000,000   24,973,833
  General Electric Capital Corp., 5.25%, 1/10/00.....  25,000,000   24,967,188
  GMAC Corp., 6.22%, 1/07/00.........................  22,000,000   21,977,193
  Goldman Sachs Group L.P., 6.50%, 1/11/00...........  34,000,000   33,938,611
  Merrill Lynch & Co., 5.60%, 1/20/00................  30,000,000   29,911,333
  Toyota Motor Credit Co., 5.30%, 2/01/00............  24,000,000   23,890,467
  UBS Financial Corp., 4.50%, 1/03/00................   1,000,000      999,750
  Warner-Lambert Co., 6.40%, 1/13/00.................  30,200,000   30,135,573
  Washington Post Co., 6.45%, 1/12/00................  25,000,000   24,950,729
  WW Grainger, Inc., 6.70%, 1/06/00..................  20,000,000   19,981,389
                                                                  ------------
    Total Short-Term Investments (Cost $305,589,893).............  305,589,893
                                                                  ------------
    Total Investments (Cost $636,214,315) -- 99.91%..............  732,868,507
    Other assets less liabilities-- 0.09%........................      654,030
                                                                  ------------
    Net Assets -- 100.00%........................................ $733,522,537
                                                                  ============
--------
(a)Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at December 31,1999 was $636,214,315 and net unrealized appreciation of investments consisted of:

    Gross unrealized appreciation................................ $118,276,891
    Gross unrealized depreciation................................  (21,622,699)
                                                                  ------------
    Net unrealized appreciation.................................. $ 96,654,192
                                                                  ============

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999

ASSETS
  Investments, at value (identified cost $636,214,315)............ $732,868,507
  Cash............................................................    1,094,680
  Dividends receivable............................................      467,799
  Prepaid expenses................................................       22,618
                                                                   ------------
    Total Assets..................................................  734,453,604
                                                                   ------------
LIABILITIES
  Accrued advisory fees (Note 5)..................................      514,338
  Accrued administration fees (Note 5)............................       78,664
  Other accrued expenses..........................................      338,065
                                                                   ------------
    Total Liabilities.............................................      931,067
                                                                   ------------
NET ASSETS........................................................ $733,522,537
                                                                   ============
NET ASSET VALUE, PER SHARE
  ($733,522,537/60,135,623 shares outstanding--Note 6)............       $12.20
                                                                   ============
Net Assets consist of
  Capital paid-in................................................. $618,446,376
  Undistributed net investment income.............................    2,962,281
  Undistributed net realized gain on investments..................   15,459,688
  Net unrealized appreciation on investments......................   96,654,192
                                                                   ------------
                                                                   $733,522,537
                                                                   ============


                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

Investment Income
  Income
    Interest...................................................... $10,972,222
    Dividends.....................................................   8,942,847
                                                                   -----------
      Total Income................................................  19,915,069
                                                                   -----------
  Expenses
    Investment advisory fees (Note 5).............................   6,052,325
    Administrative fees (Note 5)..................................     925,676
    Transfer agent fees...........................................     344,129
    Printing and postage expenses.................................     232,323
    Directors' fees and expenses (Note 5).........................      95,616
    Professional fees (Note 5)....................................      82,895
    Custodian fees................................................      82,624
    Miscellaneous.................................................     160,775
                                                                   -----------
      Total Expenses..............................................   7,976,363
                                                                   -----------
      Net Investment Income.......................................  11,938,706
                                                                   -----------
Net Realized and Unrealized Gains (Losses)
  Net realized gains (losses) on
    Investments...................................................  60,683,994
    Securities sold short.........................................     (95,812)
    Futures.......................................................     (12,726)
                                                                   -----------
      Net realized gains..........................................  60,575,456
  Increase in unrealized appreciation on investments and
   securities sold short..........................................   9,048,663
                                                                   -----------
    Net realized and unrealized gains on investments, securities sold short and futures.......................................  69,624,119
                                                                   -----------
    Net increase in net assets resulting from operations.......... $81,562,825
                                                                   ===========


                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        For the Years Ended
                                                            December 31
                                                     --------------------------
                                                         1999          1998
                                                     ------------  ------------
Increase (Decrease) in Net Assets
  Operations
    Net investment income........................... $ 11,938,706  $ 13,216,655
    Net realized gains on investments, securities
     sold short
     and futures....................................   60,575,456    58,058,403
    Increase (decrease) in unrealized appreciation
     of investments and securities sold short.......    9,048,663   (31,996,047)
                                                     ------------  ------------
      Net increase in net assets resulting from
       operations...................................   81,562,825    39,279,011
                                                     ------------  ------------
  Dividends and distributions to shareholders from
    Net investment income...........................  (11,381,848)  (20,309,033)
    Net realized gains on investments, securities
     sold short and futures.........................  (60,179,570)  (48,234,897)
                                                     ------------  ------------
      Total dividends and distributions to
       shareholders.................................  (71,561,418)  (68,543,930)
                                                     ------------  ------------
  Capital share transactions
    Net asset value of shares issued to shareholders
     in
     reinvestment of dividends from net investment
     income and distributions from net realized
     gains..........................................          --     15,249,865
    Net proceeds from the sale of shares during
     rights
     offering.......................................          --     71,170,393
                                                     ------------  ------------
    Net increase in net assets derived from capital
     share transactions.............................          --     86,420,258
                                                     ------------  ------------
    Net increase in net assets......................   10,001,407    57,155,339
Net Assets
    Beginning of year...............................  723,521,130   666,365,791
                                                     ------------  ------------
    End of year (including undistributed net
     investment income of $2,962,281 and $2,405,423,
     respectively).................................. $733,522,537  $723,521,130
                                                     ============  ============



                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999

NOTE 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix"), completed the acquisition of Zweig Advisors, Inc. (the "ZF Adviser"), the Fund's investment adviser, Zweig/Glaser Advisers, the Fund's administrator ("Administrator") and Zweig Securities Corp. (currently PXP Securities Corp.), an affiliated broker-dealer registered under the Securities Exchange Act of 1934.

  As a result of the acquisition, effective January 1, 2000, Zweig/Glaser Advisers, LLC (the "Adviser") succeeds ZF Adviser, as the Fund's investment adviser. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting, LLC.

  As of October 31, 1999, the Administrator assigned the rights and obligations under the Administration Agreement dated March 1, 1999, between the Fund and the Administrator to Phoenix Equity Planning Corp. ("PEPCO") under the same terms as the previous Administration Agreement. Effective October 31, 1999, PEPCO sub-contracted the Fund's mutual fund accounting to The Bank of New York. PEPCO is an affiliate of the Adviser and the Fund.

NOTE 2 -- Organization

  The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986.

NOTE 3 -- Significant Accounting Policies

  The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 1999) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Securities Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Taxes

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 4 -- Portfolio Transactions

  During the year ended December 31, 1999, purchases and sales of investments, excluding short-term investments and futures contracts were:

                                                                   United States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks     Obligations
                                                      ------------ -------------
   Purchases ........................................ $572,243,607  $27,107,527
                                                      ============  ===========
   Sales ............................................ $863,171,939  $72,495,070
                                                      ============  ===========
   Purchases to cover short sales ................... $  1,080,866
                                                      ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 1999, the Fund accrued advisory fees of $6,052,325.

  b) Administrative Fee: Phoenix Equity Planning Corp. serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under the same terms as the previous Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1999, the Fund accrued administration fees of $925,676.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $25,893 during the year ended December 31, 1999, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the year ended December 31, 1999, the Fund paid PXP Securities Corp. brokerage commissions of $202,411 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $127,855 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At December 31, 1999, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 60,135,623 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1999 and December 31, 1998, 0 and 1,262,934 shares, respectively, were issued pursuant to the Plan.

  On January 3, 2000, the Fund declared a distribution of $0.30 per share to shareholders of record on December 31, 1999. This distribution has an ex-dividend date of January 5, 2000 and is payable on January 10, 2000.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each year:

                                         Year Ended December 31
                              -------------------------------------------------
                                1999      1998       1997      1996      1995
                              --------  --------   --------  --------  --------
Per Share Data
Net asset value, beginning
 of year....................  $  12.03  $  12.63   $  11.45  $  11.06  $  10.33
                              --------  --------   --------  --------  --------
Income From Investment
 Operations
Net investment income.......      0.20      0.23       0.35      0.34      0.39
Net realized and unrealized
 gains (losses).............      1.16      0.55       2.03      1.15      1.41
                              --------  --------   --------  --------  --------
Total from investment
 operations.................      1.36      0.78       2.38      1.49      1.80
                              --------  --------   --------  --------  --------
Dividends and Distributions:
Dividends from net
 investment income..........     (0.19)    (0.35)     (0.31)    (0.30)    (0.51)
Distributions from net
 realized gains.............     (1.00)    (0.87)     (0.89)    (0.80)    (0.56)
                              --------  --------   --------  --------  --------
Total dividends and
 distributions..............     (1.19)    (1.22)     (1.20)    (1.10)    (1.07)
                              --------  --------   --------  --------  --------
Effect on net asset value as
 a result of rights
 offering*..................       --      (0.16)       --        --        --
                              --------  --------   --------  --------  --------
  Net asset value, end of
   year.....................  $  12.20  $  12.03   $  12.63  $  11.45  $  11.06
                              ========  ========   ========  ========  ========
  Market value, end of
   year**...................  $  10.06  $  10.81   $  13.25  $  10.88  $  11.25
                              ========  ========   ========  ========  ========
Total investment return***..      3.61%   ( 8.68)%    34.76%     6.92%    19.83%
                              ========  ========   ========  ========  ========
Ratios/Supplemental Data
Net assets, end of year (in
 thousands).................  $733,523  $723,521   $666,366  $589,081  $547,886
Ratio of expenses to average
 net assets.................      1.12%     1.12%      1.16%     1.18%     1.22%
Ratio of net investment
 income to average net
 assets.....................      1.68%     1.90%      2.88%     3.12%     3.62%
Portfolio turnover rate.....    114.90%     68.7%      93.0%    137.2%    160.2%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported.
   Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

                       Report of Independent Accountants

   To the Board of Directors and Shareholders of The Zweig Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 4, 2000

                             THE ZWEIG FUND, INC.

                               YEAR END RESULTS

                                   Total Return
                                   on Net Asset Net Asset    NYSE      Premium
                                      Value       Value   Share Price (Discount)
                                   ------------ --------- ----------- ----------
Year ended 12/31/1999.............     12.9%     $12.20    $10.0625     (17.5%)
Year ended 12/31/1998 ............      6.6%      12.03     10.8125     (10.1%)
Year ended 12/31/1997 ............     22.0%      12.63     13.2500       4.9%
Year ended 12/31/1996 ............     14.5%      11.45     10.8750     ( 5.0%)
Year ended 12/31/1995 ............     18.3%      11.06     11.2500       1.7%
Year ended 12/31/1994 ............     (2.7%)     10.33     10.3750       0.4%
Year ended 12/31/1993 ............     13.3%      11.68     13.7500      17.7%
Year ended 12/31/1992 ............      0.4%      11.36     13.0000      14.4%
Year ended 12/31/1991 ............     30.1%      12.40     13.7500      10.9%
Year ended 12/31/1990 ............      1.9%      10.48     11.0000       5.0%
Year ended 12/31/1989 ............     22.3%      11.43     12.3750       8.3%
Year ended 12/31/1988 ............     17.9%      10.35     10.3750       0.2%
Year ended 12/31/1987 ............     14.7%       9.73      9.0000     ( 7.5%)
Inception 10/2/86 - 12/31/86 .....     (0.4%)      9.31      9.1250     ( 2.0%)

-------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700   Zweig Shareholder
                 Relations:
                 For general information
                 and literature
1-800-272-2700   The Zweig Fund Hot Line:
                 For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about
 our reinvestment plan. We urge
 shareholders who want to take
 advantage of this plan and whose
 shares are held in "Street Name,"
 to consult your broker as soon as
 possible to determine if you must
 change registration into your own
 name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1337                                                          4902 ANN 12/99